SUPPLEMENT DATED FEBRUARY 28, 2018

TO THE SUMMARY PROSPECTUS FOR PACIFIC SELECT FUND -

DEVELOPING GROWTH PORTFOLIO

DATED MAY 1, 2017

This supplement revises the Developing Growth Portfolio summary prospectus dated May 1, 2017 (the “Prospectus”), and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

In the Management subsection, the “Portfolio Manager and Primary Title with Sub-Adviser” table is deleted and replaced with the following:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
F. Thomas O’Halloran, J.D., CFA, Partner and Portfolio Manager	Since 2014
Arthur K. Weise, CFA, Partner and Portfolio Manager	Since 2014
Matthew R. DeCicco, Portfolio Manager	Since 2017